UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. _____)

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SeaStar Medical Holding Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE & PROXY STATEMENT

2023 Special Meeting of Stockholders

September [6], 2023
10 am MST

SeaStar Medical Holding Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

August , 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Special Meeting of Stockholders (the “Special Meeting”) of SeaStar Medical Holding Corporation at 10 am MST, on Wednesday, September [6], 2023. The Special Meeting will be held virtually, and no physical meeting will be held.

The Notice of Special Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Special Meeting. Please see the section titled “Who can attend the Special Meeting?” on page 3 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Special Meeting, it is important that your shares and votes are represented. Therefore, I urge you to promptly vote. Instructions for how to vote are contained on the enclosed proxy card. You can submit your vote by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you decide to attend the virtual Special Meeting, you will be able to vote online at the Special Meeting even if you have previously submitted your proxy card.

Thank you for your support.

Sincerely,

________________________

Eric Schlorff

Director and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED AUGUST 14, 2023

SeaStar Medical Holding Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

Notice of Special Meeting of Stockholders to Be Held Wednesday, September 6, 2023

The Special Meeting of Stockholders (the “Special Meeting”) of SeaStar Medical Holding Corporation, a Delaware corporation (the “Company”), will be held at 10 am MST, on Wednesday, September 6, 2023. The Special Meeting will be held virtually via live webcast. You will be able to attend the Special Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card that is enclosed with your proxy materials. You will be able to submit questions at the meeting and vote. The Special Meeting will be held for the following purposes:

•
To approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a ratio to be determined by the Board of Directors within a range of 1-for-10 to 1-for-100, without reducing the authorized number of shares of the Common Stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Special Meeting without further approval or authorization of stockholders;
•
To approve an amendment to the Charter to increase the authorized number of shares of Common Stock from 100,000,000 shares to 500,000,000 shares
•
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stock issuable by the Company pursuant to the conversion or exchange of the Notes (as defined in the proxy statement); and,
•
To approve an amendment to the Company's 2022 Omnibus Equity Incentive Plan (the "Plan") to increease the number of authorized shares under the Plan to 1,850,000 shares.

Holders of record of the Company’s Common Stock as of the close of business on August 2, 2023 are entitled to notice of and to vote at the Special Meeting, or at any continuation, postponement or adjournment of the Special Meeting. The Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the Special Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

________________________

Eric Schlorff

Chief Executive Officer

Denver, CO

August __, 2023

TABLE OF CONTENTS

Proxy Statement	1
Questions and Answers About the 2023 special Meeting of Stockholders	2
Security Ownership of Certain Beneficial Owners and Management	7
Proposal 1: Approval of an Amendment to our Charter to Effect the Reverse Stock Split	9
Proposal 2: Approval of an Amendment to our Charter to Increase the Number of Shares of Common Stock Authorized for Issuance from 100,000,000 Shares to 500,000,000 Shares	16
Proposal 3: Approval of the Potential Issuance of Shares of Common Stock Pursuant to the Notes	18
Other Matters	37
Proposal 4: Approval of an Amendment to the 2022 Omnibus Incentive Plan	21
Solicitation of Proxies	37
Where You Can Find Additional Information	37
Appendix A	1
Appendix B	1
Appendix C	2

i

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED AUGUST 14, 2023

SeaStar Medical Holding Corporation

3513 Brighton Blvd, Suite 410

Denver, CO 80216

Proxy Statement

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SeaStar Medical Holding Corporation of proxies to be voted at our Special Meeting of Stockholders to be held on Wednesday, September [6], 2023 (the “Special Meeting”), at 10 am MST, and at any continuation, postponement, or adjournment of the Special Meeting. The Special Meeting will be held virtually via live webcast. You will be able to attend the Special Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You will be able to vote your shares electronically and submit your written questions prior to and during the meeting through the online website.

Holders of record of our Common Stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on August 2, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and at any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were [18,570,971] shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.

The Company will begin mailing, or otherwise make available to stockholders, the Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials and how to vote to stockholders on or about August 2023. In this Proxy Statement, “Company”, “we”, “us”, and “our” refer to SeaStar Medical Holding Corporation.

Proposals

At the Special Meeting, our stockholders will be asked:

•
To approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to effect a reverse stock split of the Company’s Common Stock at a ratio to be determined by the Board within a range of 1-for-10 to 1-for-100 (the “Reverse Stock Split”), without reducing the authorized number of shares of the Common Stock, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization of stockholders (the “Reverse Stock Split Proposal”);
•
To approve an amendment to the Charter to increase the authorized number of shares of Common Stock from 100,000,000 shares to 500,000,000 shares (the “Authorized Shares Proposal”);
•
To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stock issuable by the Company pursuant to the conversion or exchange of the Notes (as defined herein) (the “Nasdaq Proposal”); and
•
To approve an amendment to the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”) to increase the number of authorized shares under the Plan to 1,850,000 shares (the “Incentive Plan Proposal”).

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•
FOR the approval of an amendment to the Charter to effect a reverse stock split of the Company’s Common Stock at a ratio to be determined by the Board within a range of 1-for-10 to 1-for-100, without reducing the authorized number of shares of the Common Stock, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting without further approval or authorization of stockholders;
•
FOR the approval of an amendment to the Charter to increase the authorized number of shares of Common Stock from 100,000,000 shares to 500,000,000 shares; and
•
FOR the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stock issuable by the company pursuant to the conversion or exchange of the Notes (as defined in the proxy statement); and
•
FOR the approval of an amendment to the Plan to increase the number of authorized shares under the Plan to 1,850,000 shares.

If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Printed Copies of Our Proxy Materials. You have received or will receive printed copies of our proxy materials, and instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Continental Stock Transfer and Trust Company (the “Transfer Agent”) at 1-800-509-8856 or in writing at Continental Stock Transfer and Trust, 1 State Street 30th Floor, New York, NY 10004-1561.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact the Transfer Agent at the above phone number or address.

Questions and Answers About the 2023 special Meeting of Stockholders

Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is August 2, 2023, which was approved by our Board of Directors. You are entitled to vote at the Special Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were [18,570,941] shares of Common Stock outstanding and entitled to vote at the Special Meeting.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting online or by proxy of the holders of a majority of the Common Stock issued and outstanding and entitled to vote on the Record Date, or [9,285,486] shares, will constitute a quorum.

Who can attend the Special Meeting?

The Company has decided to hold the Special Meeting online. You may attend and participate in the Special Meeting online by visiting the following website: www.proxydocs.com /ICU. To attend and participate in the Special Meeting you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. You will be able to vote your shares electronically and submit your written questions prior to and during the meeting through the online website.

If you decide to join the Special Meeting online, we encourage you to access the meeting prior to the start time. Online check-in will begin at 9:50 am MST, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting is authorized by our Amended and Restated Bylaws (the “Bylaws”) to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—You can vote over the Internet at www.proxypush.com/ICU by following the instructions on the proxy card
•
by Telephone—You can vote by telephone by calling 1-866-868-2739 and following the instructions on the proxy card
•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
at the Meeting—You can use the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 pm MST on September [5], 2023. To participate in the Special Meeting online, including to vote via the Internet or telephone, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Special Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy ahead of time, you may still decide to attend the Special Meeting and vote your shares at the meeting.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. To vote your shares online at the Special Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date
•
by granting a subsequent proxy through the Internet or telephone
•
by giving written notice of revocation to the Secretary of the Company prior to or at the Special Meeting; or
•
by voting online at the Special Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Special Meeting using your 12-digit control number or otherwise voting through your bank or broker.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 1 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question-and-answer session during the Special Meeting?

As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Special Meeting as a stockholder by following the procedures outlined above in “Who can attend the Special Meeting?” will be permitted to submit questions during the Special Meeting through the Special Meeting webpage. We have the discretion to decline responses to any questions submitted by stockholders.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder by following the procedures outlined above in “Who can attend the Special Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non- votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Reverse Stock Split Proposal	The affirmative vote of the majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 2: Authorized Shares Proposal	The affirmative vote of the majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 3: Nasdaq Proposal	The affirmative vote of the majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Proposal 4: Incentive Plan Proposal	The affirmative vote of the majority of the votes cast	Absentions and broker non-votes will have no effect on the outcome of this prosoal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld and abstentions have no effect on the outcome of the Reverse Stock Split Proposal, the Authorized Shares Proposal, the Nasdaq Proposal, or the Incentive Plan Proposal.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. To vote your shares online at the Special Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of issuance of shares of Common Stock. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find a list of stockholders?

A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Special Meeting for a purpose germane to the meeting by sending an email to Investor Relations at JCAIN@LHAI.COM, stating the purpose of the request and providing proof of ownership of Company Common Stock. The list of these stockholders will also be available during the Special Meeting after entering the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock on June 30, 2023 by:

•
each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock;
•
each of the Company’s current named executive officers and directors; and
•
all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Subject to the paragraph above, the percentage ownership of Common Stock is based on 18,121,238 shares of Common Stock outstanding as of June 30, 2023.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Five Percent Holders
LMFAO Sponsor, LLC (1)	8,325,500	45.9%
Saba Capital Management, L.P. (2)	972,567	5.4%
3i, LP (3)	1,325,200	7.3%
Dow Employees’ Pension Plan Trust (4)	4,751,567	26.2%
Union Carbide Employees’ Pension Plan Trust (5)	3,167,706	17.5%
Directors and Executive Officers (6)
Eric Schlorff (7)	624,662	3.5%
Rick Barnett (8)	21,425	*
Allan Collins, MD (8)	21,425	*
Kenneth Van Heel (9)	16,834	*
Andres Lobo	—	*
Bruce Rodgers (1)	—	*
Richard Russell (1)	20,000	*
Caryl Baron (10)	83,170	*
Kevin Chung, MD	23,803	*
All directors and executive officers as a group (9 persons)	811,319	4.5%

* Less than 1%.

(1)
Includes (i) 2,587,500 shares of Common Stock and (ii) 5,738,000 shares of Common Stock issuable upon the exercise of private warrants held by the Sponsor that became exercisable upon consummation of the Business Combination. Sponsor is the record holder of the shares reported herein. The sole manager of the Sponsor is LM Funding America, Inc. (“LMFA”), of which Bruce Rodgers is the Chief Executive Officer, President, and Chairman of the Board of Directors and Richard Russell is the Chief Financial Officer, Treasurer, and Secretary. Although Mr. Rodgers and Mr. Russell have membership interests in the Sponsor, the board of directors of LMFA has sole voting and investment discretion with respect to the shares held of record by the Sponsor, and as such, neither Mr. Rodgers nor Mr. Russell is deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. The business address of the Sponsor is 1200 W. Platt St., Suite 100, Tampa, Florida 33606. Mr Russell purchased 20,000 shares on the open market.
(2)
According to Schedule 13G filed on February 14, 2022. The business address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
(3)
Includes (i) 1,215,690 shares of Common Stock and (ii) and 528,352 shares of Common Stock subject to warrants exercisable within 60 days of June 30, 2023. The business address of 3i, LP is 140 Broadway, 38th Floor, New York, NY 10005.
(4)
Includes (i) 4,449,841 shares of Common Stock and (ii) 301,726 shares of Common Stock subject to warrants exercisable within 60 days of June 30, 2023. The business address of the Dow Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.
(5)
Includes (i) 2,966,555 shares of Common Stock and (ii) 201,151 shares of Common Stock subject to warrants exercisable within 60 days of June 30, 2023. The business address of the Union Carbide Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.
(6)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o SeaStar Medical Holding Corporation, 3513 Brighton Blvd Ste 410, Denver, CO 80216.
(7)
Includes 2,908 shares of Common Stock issuable upon exercise of stock options within 60 days of June 30, 2023, the vested portion of the 198,530 RSUs granted on April 4, 2022 where 50% plus monthly vesting (115,806 RSUs) on the first anniversary of the grant date, and then monthly for 2 years, and 417,386 vested RSUs that were from a conversion of Transaction Bonus.
(8)
Includes 848 shares of Common Stock issuable upon exercise of stock options within 60 days of June 30, 2023, and the vested portion of the 8,422 RSUs granted on April 4, 2022, where 50% vested, plus monthly vesting (5,614 RSUs) on the first anniversary of the grant date and then monthly for 1 year.
(9)
Includes 848 shares of Common Stock issuable upon exercise of stock options within 60 days of June 30, 2023, and the vested portion of the 8,422 RSUs granted on April 4, 2022, where 50% vested, plus monthly vesting (5,614 RSUs) on the first anniversary of the grant date and then monthly for 1 year.
(10)
Includes 848 shares of Common Stock issuable upon exercise of stock options within 60 days of June 30, 2023, the vested portion of the s 42,112 RSUs granted on April 4, 2022, where 50% vested, plus monthly vesting (24,564 RSUs) on the first anniversary of the grant date and then monthly for 2 years, and 41,799 shares (net withholding) related to a performance award.
(11)
Includes 23,803 shares that were purchased on the open market.

Proposal 1: Approval of an Amendment to our Charter to Effect the Reverse Stock Split

General

At the Special Meeting, our stockholders will be asked to approve a proposal to amend the Charter of the Company to effect a reverse stock split of the issued and outstanding shares of our Common Stock, at an exchange ratio to be determined by the Board in the range of between 1-for-10 to 1-for-100 shares outstanding, to be effected in the sole discretion of the Board at any time within one year of the date of the Special Meeting. Such authority will expire at the one-year anniversary of the Special Meeting is the Reverse Stock Split has not been effected by then. Upon the effectiveness of such amendment to the Charter to effect the reverse stock split, or the reverse stock split effective time, the issued and outstanding shares of our Common Stock immediately prior to the reverse stock split effective time will be reclassified into a smaller number of shares such that a Company stockholder will own one new share of our Common Stock for each 10 to 100 (or any number in between) shares of issued Common Stock held by such stockholder immediately prior to the reverse stock split effective time, as specified. If the Reverse Stock Split is implemented, pursuant to the amendment to the Company’s Charter that gives effect to the Reverse Stock Split, the total number of authorized shares of Common Stock will remain unchanged.

By approving this Proposal No. 1, Company stockholders will: (a) approve an amendment to the Charter pursuant to which any whole number of issued and outstanding shares of Common Stock between and including 10 to 100 (or any number in between) could be combined and reclassified into one share of Common Stock; and (b) authorize the Company’s Board to file only one such amendment, as determined by the Board in its sole discretion, and to abandon each amendment not selected by the Board. Should the Company receive the required stockholder approval for this Proposal No. 1, and following such stockholder approval, the Board determines that effecting the reverse stock split is in the best interests of Company and its stockholders, the reverse stock split will become effective as specified in the amendment filed with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the Board within the limits set forth in this Proposal No. 1 to be combined and reclassified into one share of our Common Stock. Accordingly, upon the effectiveness of the amendment to the Charter to effect the reverse stock split, or the reverse stock split effective time, every 10 to 100 shares (or any number in between) of our Common Stock outstanding immediately prior to the reverse stock split effective time will be combined and reclassified into one share of our Common Stock.

The amendment to the Charter to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of our Common Stock or Preferred Stock, or the par value of our Common Stock or Preferred Stock.

The form of this proposed certificate of amendment to the Charter is attached to this Proxy Statement as Appendix A.

Notwithstanding approval of this Proposal No. 1 by Company stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law.

Outstanding Shares

Our Charter currently authorizes us to issue a maximum of 100,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock. Our issued and outstanding securities as of the Record Date are [18,570,971] shares of Common Stock and 0 shares of Preferred Stock.

Purpose

The Board approved the proposal to amend the Charter to effect a reverse stock split for the following reasons:

•
the Board believes effecting the Reverse Stock Split will result in an increase in the minimum bid price of our Common Stock and allow the Company to have its Common Stock remain listed on The Nasdaq Capital Market;
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the Board believes that the increase in the number of available shares of Common Stock following the Reverse Stock Split will provide the Company with the ability to support its future anticipated growth and would provide greater flexibility to consider and respond to future business opportunities and needs as they arise, including equity financings;
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the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

If the reverse stock split successfully increases the per share price of our Common Stock, the Board also believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Requirements for Continued Listing

As previously disclosed in our Current Report on Form 8-K filed on June 30, 2023, the Company received a deficiency letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that the closing bid price for the Common Stock was below the minimum $1.00 per share requirement for 30 consecutive business days for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”), and the Company has been provided an initial period of 180 calendar days to regain compliance with the Bid Price Requirement. To regain compliance with the Bid Price Requirement, the closing bid price for the Common Stock must be at least $1.00 for a minimum of 10 consecutive business days.

One of the effects of the Reverse Stock Split will be to effectively increase the proportion of authorized shares that are unissued relative to those that are issued. This could result in the Company’s management being able to issue more shares without further stockholder approval. The Reverse Stock Split will not affect the number of authorized shares of Company’s capital stock that will continue to be authorized pursuant to the Charter, as amended.

The Board has considered the potential harm to us if we were not able to regain compliance with the Bid Price Requirement, which would result in our Common Stock being delisted from the Nasdaq Capital Market. If our Common Stock were delisted from the Nasdaq Capital Market, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the Pink Sheets or the OTC Bulletin Board. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. As a result, many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules regarding “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock. For these reasons and others, delisting would likely adversely affect the liquidity, trading volume and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

The Board believes that a reverse stock split is a potentially effective means for the Company to maintain compliance with Nasdaq Listing Rules and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock. The Reverse Stock Split is also expected to enable the Company to support its anticipated growth, provide greater flexibility to consider and respond to future business opportunities and to recruit, retain and reward key employees.

Potential Increased Investor Interest

On July 31, 2023, our Common Stock closed at $0.52 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower-priced stocks. Also, our Board believes that most investment funds are reluctant to invest in lower-priced stocks.

There are risks associated with the Reverse Stock Split, including that the reverse stock split may not result in an increase in the per share price of our Common Stock.

The Company cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

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the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split
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the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks
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the reverse stock split will result in a per share price that will increase the ability of the Company to attract and retain employees; or
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the market price per share will achieve the $1.00 minimum bid price requirement for a sufficient period for our Common Stock to regain compliance for continued listing on Nasdaq.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

The reverse stock split will be realized simultaneously for all shares of our Common Stock and options to purchase shares of our Common Stock outstanding immediately prior to the reverse stock split effective time. The reverse stock split will affect all holders of shares of our Common Stock outstanding immediately prior to the reverse stock split effective time uniformly and each such stockholder will hold the same percentage of our Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The reverse stock split will not change the par value of our Common Stock or Preferred Stock and will not reduce the number of authorized shares of our Common Stock or Preferred Stock. Our Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Company’s stockholders approve the amendment to the Charter effecting the reverse stock split, and if the Company’s Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Company will file the certificate of amendment to the Charter with the Secretary of State of the State of Delaware following the determination by the Company’s Board of the appropriate split ratio. Beginning at the reverse stock split effective time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the reverse stock split effective time, stockholders will be notified that the reverse stock split has been effected. the Company expects that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates (or book-entry positions) representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates (or book-entry positions) will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shares held in book-entry form will be automatically exchanged. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will receive one whole share of Common Stock in lieu of such fractional share.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company’s Board and stockholders. The Company’s Board does not currently contemplate recommending the adoption of any actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the reverse stock split that may be applicable to U.S. Holders (as defined below) of our Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences and is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to holders of our Common Stock as described in this summary.

This discussion does not address all U.S. federal income tax consequences relevant to holders of our Common Stock. In addition, it does not address consequences relevant to holders of our Common Stock that are subject to particular U.S. or non-U.S. tax rules, including, without limitation, to holders of our Common Stock that are:

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persons who do not hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code
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brokers, dealers or traders in securities
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banks, insurance companies, or other financial institutions
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real estate investment trusts or regulated investment companies
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tax-exempt entities, organizations or arrangements
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governments or any agencies, instrumentalities or controlled entities thereof

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treated as partnerships, S corporations, grantor trusts, disregarded entities or other pass-through entities or arrangements (or investors or holders of beneficial interests therein)
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liable for the alternative minimum tax under the Code
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persons who hold their shares as part of a hedge, straddle, wash sale, synthetic security, conversion transaction or other integrated transaction
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persons that have a functional currency other than the U.S. dollar
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persons who hold shares of our Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or “Section 1244 stock” for purposes of Section 1244 of the Code
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persons who acquired their shares of Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code
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persons subject to special tax accounting rules as a result of any item of gross income being taken into account in an “applicable financial statement” (as defined in the Code)
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persons deemed to sell our Common Stock under the constructive sale provisions of the Code
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persons who hold our Common Stock in a tax-deferred account (such as an individual retirement account or a plan qualifying under Section 401(k) of the Code)
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persons who acquired their shares of our Common Stock pursuant to the exercise of options or otherwise as compensation or through a retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and
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United States expatriates or former citizens or long-term residents of the United States.

Holders of our Common Stock subject to particular U.S. or non-U.S. tax rules, including those listed above, are urged to consult their own tax advisors regarding the consequences to them of the reverse stock split.

If an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner or owner of the entity or arrangement will generally depend upon the status of the partner or owner, the activities of the entity or arrangement and certain determinations made at the partner or owner level.

The following discussion does not address the tax consequences of the reverse stock split under state, local and non-U.S. tax laws, nor does it address the application of any tax treaty. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT BASED ON THEIR PARTICULAR SITUATIONS, INCLUDING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS, UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION, AND UNDER ANY APPLICABLE INCOME TAX TREATY.

This discussion applies only to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

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an individual who is a citizen or resident of the United States

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a corporation or any other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia
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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
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a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) is authorized or has the authority to control all substantial decisions of such trust, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences to the Company

We believe that the Reverse Stock Split will constitute a “recapitalization” under Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization under Section 368(a)(1)(E), we should not recognize taxable income, gain or loss in connection with the Reverse Stock Split.

Tax Consequences to U.S. Holders

Provided the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss in connection with the Reverse Stock Split for U.S. federal income tax purposes, except with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered, and such U.S. Holder’s holding period in the shares of our common stock received pursuant to the Reverse Stock Split should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

No fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of common stock are not clear. A U.S. Holder who receives one whole share of common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in connection with the Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

Interests of the Board

No member of the Board has a substantial interest, directly or indirectly, in the matters set forth in the Reverse Stock Split Proposal, except to the extent of each member’s ownership of shares of our Common Stock or options or warrants to purchase shares of our Common Stock. The Reverse Stock Split would result in an increase in the number of available shares of Common Stock, some of which could be used as compensation for non-employee directors or executive directors in connection with equity compensation plans. All such plans have been approved (or will be approved) by the stockholders of the Company at general meetings.

Required Vote of Stockholders

This proposal requires that the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval of an amendment to the Charter to effect the Reverse Stock Split.

Proposal 2: Approval of an Amendment to our Charter to Increase the Number of Shares of Common Stock Authorized for Issuance from 100,000,000 Shares to 500,000,000 Shares

General

Our Board has determined that it is advisable to increase our authorized Common Stock from 100,000,000 shares to 500,000,000 shares and has voted to recommend that our stockholders adopt an amendment to our Charter effecting the proposed increase. The full text of the proposed amendment to the Charter is attached to this proxy statement as Appendix B. If approved by our stockholders, we intend to file the amendment with the Secretary of State of Delaware as soon as practicable following the Special Meeting, and the amendment will be effective upon filing. If the proposal is not approved by our stockholders, our Charter will continue as currently in effect.

Current Capital Structure

As of August 2, 2023, we had 110,000,000 authorized shares, with 100,000,000 shares designated as Common Stock, $0.0001 par value per share, of which [18,570,971] shares were issued and outstanding, and 10,000,000 shares of undesignated preferred stock, $0.0001 par value per share, of which no shares were issued and outstanding. Of the remaining 81,429,029 authorized shares of Common Stock, 10,593,147 shares are reserved for issuance upon the conversion of certain convertible notes, 5,860,422 shares are reserved for future issuance pursuant to an equity line of credit, 17,393,195 shares are reserved for issuance upon the exercise of outstanding warrants, 1,762,273 shares are reserved for issuance upon the exercise of issued and outstanding equity awards and 590,698 shares are reserved for future issuance under our equity incentive plans. This leaves 45,229,294 shares of our authorized common stock unreserved and available for future issuance.

The proposed amendment would not increase or otherwise affect our authorized preferred stock, nor would it have any effect on par value. Our Common Stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional Common Stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding Common Stock. Should our Board issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of Common Stock solely by virtue of their ownership of shares of our Common Stock, and their percentage ownership of our then outstanding Common Stock could be reduced. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Background and Purpose of the Amendment

The limited number of unreserved shares of Common Stock available for future issuance will likely adversely affect our ability to raise the capital needed to continue our planned operations. We will need additional funding to continue our operations and carry out our development plan. While it is possible that we may be able to pursue and complete capital raising transactions that do not require the issuance of additional shares of our Common Stock, we may find it more difficult to obtain financing to fund our ongoing operations, and any financing we are able to obtain may not be on as favorable terms to us as would a financing with the use of our Common Stock. An increase in the number of authorized shares of our Common Stock will also allow us the flexibility to issue shares of Common Stock for other corporate purposes, such as potential strategic partnerships, acq 17uisitions or other strategic transactions though we currently have no commitments to do so. If we are unable to raise capital when and as needed to fund our planned operations, we may be required to curtail or cease our operations entirely and to proceed with a liquidation of the Company.

As a result, the Board believes it is vital to our best interests to have sufficient additional authorized but unissued shares of Common Stock available to provide flexibility for corporate action in the future. The Board believes that the availability of additional authorized shares of Common Stock for issuance from time to time in the Board’s discretion in connection with expected future financings or for other corporate purposes is critical both to our ability to continue our operations in the near-term as well as to our long-term success and, therefore, is in the best interests of the Company and our stockholders.

We are requesting stockholder approval of an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 authorized shares to 500,000,000 authorized shares.

Effects of the Amendment

If the proposed amendment of our Third Amended and Restated Certificate of Incorporation is approved, the number of authorized shares of Common Stock of our Company will be increased from 100,000,000 to 500,000,000. Should we need additional authorized shares of capital stock in the future, we would need to seek stockholder approval for such an increase.

Potential Anti-takeover Effects

Since this amendment will provide that the number of authorized shares of Common Stock will be 500,000,000, the amendment, if effected, will result in an increase in the number of authorized but unissued shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in our authorized shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law and Nasdaq) in one or more transactions that could make a change in control or takeover more difficult. The amendment could make the accomplishment of a given transaction more difficult even if it is favorable to the interests of stockholders. For example, we could issue additional shares of Common Stock without further stockholder approval so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. Although the amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the amendment could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of our Common Stock.

Required Vote of Stockholders

This proposal requires that the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval of an amendment to the Charter to increase the number of shares of Common Stock authorized for issuance from 100,000,000 shares to 500,000,000 shares.

Proposal 3: Approval of the Potential Issuance of Shares of Common Stock Pursuant to the Notes

Background and Overview

The company currently has an aggregate of $6,000,000 outstanding in principal and accrued interest under certain promissory notes (the “Notes”) with LM Funding America, Inc. (“LMFA”), LMFAO Sponsor, LLC (“Sponsor”) and Maxim Group, LLC (“Maxim”) as lenders (collectively, the “Lenders”). In order to enable the Company to maintain a strong balance sheet and reduce the amount of its debt, the Company intends to restructure such debts with Lenders by converting the Notes into shares of Common Stock of the Company. The following describes in more detail the terms of these Notes.

Credit Agreement with LMFA and Amended Promissory Note

On October 28, 2022, SeaStar Medical, Inc. (“SeaStar Medical”) and LMFA entered into the First Amendment to Credit Agreement dated September 9, 2022 between LMFA and SeaStar Medical (the “First Amendment to Credit Agreement”), pursuant to which the parties amended the Credit Agreement and entered into an Amended and Restated Promissory Note (the “First LMFA Note”) to (i) extend the maturity date of the loan under the Credit Agreement to October 30, 2023; (ii) permit the First LMFA Note be prepaid without premium or penalty; (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of First LMFA Note, provided that such repayment is not required for the first $500,000 of cash proceeds; (iv) reduce the interest rate of the First LMFA Note from 15% to 7% per annum; and (iv) reduce the default interest rate from 18% to 15% . The First LMFA Note contains customary representations and warranties, affirmative and negative covenants and events of default. In addition, on October 28, 2022, the parties entered into a Security Agreement (the “LMFA Security Agreement”), pursuant to which the Company and SeaStar Medical granted LMFA a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the amended Credit Agreement. In addition, SeaStar Medical entered into a Guaranty, dated October 28, 2022 (the “LMFA Guaranty”), pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the First LMFA Note.

On November 2, 2022, the Company entered into an additional promissory note in the amount of $0.3 million with LMFA pursuant to the Credit Agreement. The promissory note is noninterest bearing and is due on demand at any time on or after March 31, 2023. The note was paid in full in January 2023.

On July 13, 2023, the Company entered into an additional promissory note in the amount of $100,000 with LMFA pursuant to the Credit Agreement (the “Second LMFA Note” and, together with the First LMFA Note, the “LMFA Notes”). The maturity date of the Second LMFA Note is August 11, 2023. Other terms of the Second LMFA Note is substantially the same as the First LMFA Note.

Sponsor Promissory Note

On October 28, 2022, the Company entered into a Consolidated Amended and Restated Promissory Note with Sponsor as the lender, for an aggregate principal amount of $2,785,000 (the “Sponsor Note”) to amend and restate in its entirety (i) the Promissory Note, dated July 29, 2022, for $1,035,000 in aggregate principal amount issued by LMF Acquisition Opportunities, Inc. (“LMAO”) to the Sponsor and (ii) the Amended and Restated Promissory Note, dated July 28, 2022, for $1,750,000 in aggregate principal amount, issued by LMAO to the Sponsor (collectively, the “Original Notes”). The Sponsor Note amended and consolidated the Original Notes to: (i) extend maturity dates of the Original Notes to October 30, 2023; (ii) permit outstanding amounts due under the Sponsor Note to be prepaid without premium or penalty; and (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of Sponsor Note, provided that such repayment is not required for the first $500,000 of cash proceeds. The Sponsor Note carries an interest rate of 7% per annum and contains customary representations and warranties and affirmative and negative covenants. The Sponsor Note is also subject to customary events of default, the occurrence of which may result in the Sponsor Promissory Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum. In addition, on October 28, 2022, the parties entered into a Security Agreement (the “Sponsor Security Agreement”), pursuant to which the Company and SeaStar Medical granted Sponsor a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the Sponsor Note. In addition, SeaStar Medical entered into a Guaranty, dated October 28, 2022 (the “Sponsor Guaranty”), pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the Sponsor Note.

Maxim Promissory Note

Pursuant to an engagement letter between SeaStar Medical and Maxim dated October 28, 2022, SeaStar Medical, or the Company following the consummation of the Business Combination, was required to pay Maxim, as its financial advisor and/or placement agent, certain professional fees. Upon the closing of the Business Combination, the parties agreed that $4,182,353 of such amount would be paid in the form of a promissory note. Accordingly, on October 28, 2022, the Company entered into a promissory note with Maxim as the lender, for an aggregate principal amount of $4,182,353 (the “Maxim Note”). The Maxim Note has a maturity date of October 30, 2023 and outstanding amount may be prepaid without premium or penalty. If the Company receives any cash proceeds from a debt or equity financing transaction prior to the maturity date, then the Company is required to prepay the indebtedness equal to 25.0% of the gross amount of the cash proceeds, provided that such repayment obligation shall not apply to the first $500,000 of the cash proceeds received by the Company. Interest on the Maxim Note is due at 7.0% per annum. The Maxim Note contains customary representations and warranties, and affirmative and negative covenants. The Maxim Note is also subject to customary events of default, the occurrence of which may result in the Maxim Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum.

Amendments to the Notes

On March 15, 2023, in connection with the first closing pursuant to a convertible note financing of the Company (the “3i Financing”), the Company and the Lenders amended the First LMFA Note, the Sponsor Note, and the Maxim Note, extending their maturity dates to June 15, 2024. In consideration for such extension, the Company agreed to pay the Lenders an aggregate amount of $0.1 million in cash upon receipt of proceeds from the issuance of the notes at the second closing under the securities purchase agreement. The mandatory repayment provisions of the notes were waived for the first senior unsecured convertible note drawn on March 15, 2023, but are not waived for subsequent draws.

On May 12, 2023, in connection with the second closing pursuant to the 3i Financing, the Company and the Lenders further amended the First LMFA Note, the Sponsor Note, and the Maxim Note. The mandatory repayment provisions for the second senior unsecured convertible note drawn on May 12, 2023, but not for subsequent draws, were (i) waived with respect to the First LMFA Note and the Sponsor Note, and (ii) modified to reduce the prepayment amount with respect to the Maxim Note.

While the Notes do not provide for the conversion of outstanding principal amounts and accrued interest thereunder into the Company’s capital stock, the Company is contemplating amending the Notes to provide for such conversion into, or an exchange pursuant to the Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for, the Company’s Common Stock in satisfaction of the Company’s repayment obligations thereunder.

Why We are Seeking Stockholder Approval of the Nasdaq Proposal

As discussed above, it is important for the Company to reduce its debt and maintain a strong balance sheet as a part of sound financial planning. Accordingly, the Company intends to negotiate with the Lenders to permit the Company to convert all or part of the outstanding principal amount and accrued interest into shares of common stock of the Company. However, pursuant to Nasdaq Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. In light of this rule, we are seeking stockholder approval of the potential issuance of shares of Common Stock upon the potential conversion or exchange of the Notes held by the Lenders.

Effect on Current Stockholders if the Proposal is Approved

Each additional share of Common Stock that would be issuable to the Lenders would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of Common Stock to the Lenders will not affect the rights of the holders of our outstanding Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of Common Stock issuable to the Lenders could adversely affect prevailing market prices of our shares of Common Stock.

Assuming all repayments on the outstanding principal of Notes are satisfied in shares of Common Stock with a conversion or exchange price of $0.525, the closing price of our Common Stock on August 3, 2023, we estimate that we would issue approximately 12,000,000 shares of our Common Stock to the Lenders in satisfaction of such repayments.

Effect on Current Stockholders if the Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Credit Agreement, the Notes, and any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve the Nasdaq Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this proposal, the Company will be unable to issue 20.0% or more of the Company’s outstanding shares of Common Stock as potential satisfaction of the Company’s repayment obligations under the Notes. As a result, the Company may be obligated to satisfy our obligations under the Notes, including, but not limited to, repayments, in cash. If all repayments on the outstanding Notes are satisfied in cash, we estimate that we would pay approximately $6.4 million in satisfaction of such repayments.

The Company’s ability to successfully develop its product candidate and implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital to fund the regulatory approval process and to commercialize its products. The Company is required to obtain additional financing in order to continue its operations, therefore it is critical for the Company to be able to issue shares of capital stock in lieu of paying cash to satisfy the repayment obligations under the Notes. Because stockholder approval is a pre-condition to such issuance, failure to do so will prevent the Company from accessing required capital to fund its development efforts.

Required Vote of Stockholders

This proposal requires that the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval, for purposes of complying with Nasdaq listing rule 5635(d), of the potential issuance of shares of Common Stock issuable by the Company pursuant to the conversion or exchange of the Notes.

PROPOSAL 4: Approval of an Amendment to the 2022 Omnibus Incentive Plan

The Board is requesting stockholder approval of an amendment to the SeaStar Medical Holding Corporation 2022 Omnibus Incentive Plan (the “Plan”), as originally adopted by our Board on August 22, 2022, and approved by our stockholders on October 18, 2022.

Our Board has approved an amendment of the Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Plan to 1,850,000 shares. We refer to the Plan, as so amended, as the “Amended Plan” throughout this Proxy Statement. References in this proposal to our Board include the Compensation Committee of the Board where applicable.

A description of the material terms of the Amended Plan are summarized below. The key difference between the terms of the Plan and the Amended Plan are that the Amended Plan provides that an additional LL1 shares may be issued pursuant to stock awards granted under the Amended Plan.

Why We Are Asking Our Stockholders to Approve the Amended Plan

We are seeking stockholder approval of the Amended Plan to allow us to grant stock options, restricted stock unit awards and other awards, at levels determined by the Board, which will enable us to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Requested Shares

If this Proposal 4 is approved by our stockholders, then the aggregate number of shares of our Common Stock that may be issued under the Amended Plan will not exceed 1,850,000 shares, which is the sum of (i) 1,270,000 shares originally approved upon the adoption of the Plan, plus (ii) 380,990 shares pursuant to the automatic increase by three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of December 2022; plus (iii) 199,010 new shares requested hereunder, plus (iv) the number of shares subject to currently outstanding awards under the SeaStar Medical Inc. 2019 Stock Incentive Plan (the “2019 Plan”) that are assumed by the Company and now governed under the Plan.

Stockholder Approval

If this Proposal 4 is approved by our stockholders, the Amended Plan will become effective as of the date of the Special Meeting. In the event that our stockholders do not approve this Proposal 4, the Amended Plan will not become effective, and the Plan will remain in effect.

Why You Should Vote to Approve the Amended 2020 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. Therefore, the Board believes that the Amended Plan is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 4.

The Amended Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock. In addition, we believe equity awards encourage employee ownership of our Common Stock and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

The Size of Our Share Reserve Request is Reasonable

As of June 30, 2023, approximately 684,953 shares remained available for grants of future awards under the Plan. If stockholder approval of this Proposal 4 is obtained, the aggregate number of shares of our Common Stock that may be issued under the Amended Plan will increase by 199,010 shares. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Description of the Amended Plan

The principal terms and provisions of the Amended Plan are described below. The following description of the Amended Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan in its entirety, which is attached to this Proxy Statement as Appendix C.

Types of Awards

The following types of awards may be granted under the Amended Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalent rights and other awards. The principal features of each type of award are described below.

Administration

The Compensation Committee has the exclusive authority to administer the Amended Plan with respect to awards made to our executive officers and non-employee directors and has the authority to make awards under the Amended Plan to all other eligible individuals. However, our Board may at any time appoint a secondary committee of one (1) or more members of the Board to have separate but concurrent authority with the Compensation Committee to make awards under the Amended Plan to individuals other than executive officers and non-employee directors. The Board or the Compensation Committee may also delegate authority to administer the Amended Plan with respect to such individuals to one or more officers of the Company.

The term “plan administrator,” as used in this summary, will mean our Compensation Committee, the Board, any secondary committee, and any delegates thereof, to the extent each such entity or person is acting within the scope of its administrative authority under the Amended Plan.

Eligibility

Employees, non-employee directors, as well as consultants and other independent advisors, in our employ or service or in the employ or service of any parent or subsidiary are eligible to participate in the Amended Plan. As of June 30, 2023, 11 employees (including 3 executive officers) and 6 non-employee directors would have been eligible to participate in the Amended Plan had it been in effect on such date.

Securities Subject to Incentive Plan

Subject to the capitalization adjustments and the add back provisions related to outstanding awards, each as described below, an aggregate of up to 1,850,000 shares shall initially be reserved for issuance under the Amended Plan. On the first trading day in January each calendar year, the number of shares of Common Stock available for issuance under the Amended Plan will automatically increase by three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of December of the immediately preceding the calendar year (or such lower number approved by the Board).

Shares subject to outstanding awards under the Amended Plan that expire, are forfeited, or cancelled or otherwise terminate prior to the issuance of the shares subject to those awards or are settled in cash will be available for subsequent issuance under the Amended Plan.

In addition, the following share counting procedures will apply in determining the number of shares of Common Stock available from time to time for issuance under the Amended Plan:

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If shares of Common Stock otherwise issuable under the Amended Plan are surrendered in payment of the exercise price of an option, then the number of shares of Common Stock available for issuance under the Amended Plan shall be reduced only by the net number of shares issued by us upon such exercise and not by the gross number of shares as to which such option is exercised.
•
Upon the exercise of any stock appreciation right under the Amended Plan, the number of shares of Common Stock available for issuance under the Amended Plan shall be reduced by the net number of shares as to which such right is exercised, and not by the gross number of shares issued by us upon such exercise.
•
If shares of Common Stock otherwise issuable under the Amended Plan are withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Amended Plan shall be reduced by the net number of shares issued, vested or exercised under such award, calculated in each instance after payment of such share withholding.

•
Upon the exercise of an option through the net exercise procedure under the Amended Plan or upon the exercise of a stock appreciation right, then for purposes of calculating the number of shares of Common Stock remaining available for exercise under such option or stock appreciation right, the number of such shares shall be reduced by the net number of shares for which the option or stock appreciation right is exercised, and without regard to any cash settlement of a stock appreciation right.
•
Unvested shares issued under the Amended Plan and subsequently forfeited or repurchased by us, at a price per share not greater than the original issue price paid per share, pursuant to our repurchase rights under the Amended Plan shall be available for subsequent issuance under the Amended Plan.
•
Shares of Common Stock that have been repurchased by us on the open market using stock option exercise proceeds shall not be available for subsequent issuance under the Amended Plan.

The maximum number of shares which may be issued pursuant to options intended to qualify as incentive stock options under the federal tax laws shall be limited to 1,850,000 shares increased, on the first trading day of January each year, by the number of shares by which the share reserve is to automatically increase on such date up to a maximum of six hundred thousand (600,000) shares.

The plan administrator may grant awards in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines. Such substitute awards will not reduce the shares authorized for issuance under the Amended Plan (but will count against the aggregate number of incentive stock options available for awards, as described above). Additionally, subject to applicable stock exchange requirements, if the acquired company’s equity plan has shares available, such shares may be available for grant under the Amended Plan, which will not reduce (or be added back to) the shares authorized for issuance under the Amended Plan.

The shares issuable under the Amended Plan may be made available from our authorized but unissued shares or from shares that we acquire, including shares purchased on the open market.

Non-Employee Director Award Limits

The maximum aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial reporting rules) of all awards made to a non-employee director under the Amended Plan in a single calendar year, taken together with any cash retainer paid to such non-employee director in respect of such calendar year, shall not exceed $500,000 in total value.

Awards

The plan administrator has complete discretion to determine (a) which eligible individuals are to receive awards, (b) the type, size, terms and conditions of the awards to be made, (c) the time or times when those awards are to be granted, (d) the number of shares or amount of payment subject to each such award, (e) the time when the award is to become exercisable, (f) the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, (g) the maximum term for which the award is to remain outstanding, (h) the vesting and issuance schedules applicable to the shares which are the subject of the award, (i) the cash consideration (if any) payable per share subject to the award and the form (cash or shares) in which the award is to be settled and (j) with respect to performance-based awards, the performance objectives, the amounts payable at one or more levels of attained performance, any applicable service vesting requirements, and the payout schedule.

Stock Options

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100% of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date or upon the achievement of pre-established performance objectives. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares. Payment of the exercise price may be paid in one or more of the following forms as determined by the plan administrator: cash, shares of Common Stock, through a cashless exercise procedure pursuant to which the optionee effects a same-day exercise of the option and sale of the purchased shares through a broker in order to cover the exercise price for the purchased shares and the applicable withholding taxes and/or through a net exercise procedure pursuant to which we withhold a number of shares of Common Stock otherwise issuable upon exercise of the option having a value equal to the exercise price and applicable withholding taxes.

Upon cessation of service, the optionee will have a limited period in which to exercise the optionee’s outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which the optionee’s outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

Stock Appreciation Rights

The Incentive Plan allows the issuance of two types of stock appreciation rights:

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Tandem stock appreciation rights granted in conjunction with options, which provide the holders with the right to surrender the related option grant for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.
•
Stand-alone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of our Common Stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of Common Stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per underlying share of Common Stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

The appreciation distribution on any exercised stock appreciation right will be paid in (i) cash, (ii) shares of our Common Stock or (iii) a combination of cash and shares of our Common Stock. Upon cessation of service with us, the holder of a stock appreciation right will have a limited period in which to exercise that right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which the holder’s outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding.

Repricing

The plan administrator may not implement any of the following repricing programs: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of Common Stock for consideration payable in cash or our equity securities (except in the event of a change in control or in the case of a corporate transaction as described in the section titled “Changes in Capitalization” below) or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Awards and Restricted Stock Units

Shares of our Common Stock may be issued under the Amended Plan subject to performance or service vesting requirements established by the plan administrator or as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our Common Stock may also be issued under the Amended Plan pursuant to restricted stock units, which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.

The plan administrator will have the discretionary authority to structure one or more such awards so that the shares of common stock subject to those awards (or cash, as applicable) will vest only upon the achievement of any subjective or objective goals established by the plan administrator. These goals may be based on, without limitation, one or more of the following criteria: (i) cash flow, any derivative of operating cash flow, cash flow sufficient to achieve financial ratios or a specified cash balance, free cash flow, cash flow return on capital, net cash provided by operating activities, and cash flow per share; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price, net asset value, dividend, dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital or improvement in or attainment of working capital levels; (ix) return on assets or net assets or growth in assets; (x) invested capital, required rate of return on capital, return on invested capital, relative risk-adjusted investment performance and investment performance of capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) product research and development, implementation or completion of an identified special project, clinical trials, regulatory filings or approvals or other milestones, patent application or issuance, and manufacturing or process development; (xix) application approvals; (xx) litigation regulatory resolution, legal compliance, or safety and risk reduction goals; (xxi) any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); (xxii) balance of cash, cash equivalents and marketable securities; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons and management; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) market share, market penetration, and economic value added; (xxxi) inventory control; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management, key hires, and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix ) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) business expansion, mergers, acquisitions, divestitures, joint ventures; (xlii) capital or fund raising to support operations, government grants, license arrangements; (xliv) acquisition of new customers, including institutional accounts or customer retention and/or repeat order rate; (xlv) progress of partnered programs; (lvi) partner satisfaction; (lvii) milestones related to samples received and/or tests run; (lviii) expansion of sales in additional geographies or markets; (liv) patient samples processed and billed; (lv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); or (xliii) such other performance criteria as the plan administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the Amended Plan.

Should the participant cease to remain in service while holding one or more unvested shares or should the performance objectives not be attained with respect to one or more such unvested shares, then those shares will be immediately subject to cancellation. Outstanding restricted stock units will automatically terminate, and no shares of Common Stock will be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding awards, or waive the surrender and cancellation of one or more unvested shares of Common Stock, as to which the designated performance goals or service requirements are not attained.

Dividend Equivalent Rights

The plan administrator may provide a participant as part of an award (other than options or stock appreciation rights) with dividends or dividend equivalents, payable in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, on such terms as determined by the plan administrator. However, any dividend or dividend equivalent will only be paid if the underlying award vests and will be subject to a risk of forfeiture to the same extent as the underlying award.

Other Awards

Under the Amended Plan, the plan administrator may grant other types of awards that are denominated in shares of Common Stock to anyone eligible to participate in the Amended Plan. The plan administrator will determine the terms and conditions of such awards.

General Provisions

Change in Control

In the event we should experience a change in control, the following provisions are in effect for all outstanding awards under the Amended Plan, unless provided otherwise in an award agreement entered into with the participant:

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Each outstanding award may be assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.
•
To the extent an award is not so assumed, substituted, replaced, or continued, the award will automatically accelerate in full (with vesting of performance-based awards to be determined with reference to actual performance attained as of the change in control or based on target level), unless the acceleration of such award is precluded by other limitations imposed in the applicable award agreement.
•
The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.
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Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the Amended Plan in the event (a) a merger or asset sale or (b) there occurs any transaction pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing 50% or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the Board effected through one or more contested elections for board membership.

Changes in Capitalization

In the event any change is made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the outstanding Common Stock without our receipt of consideration or should the value of our outstanding Common Stock be substantially reduced by reason of a spin-off transaction or extraordinary distribution (whether in cash, securities or other property) or an extraordinary distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Amended Plan; (ii) the maximum number and/or class of securities for which incentive options may be granted under the Amended Plan; (iii) the maximum number and/or class of securities for which any one person may be granted awards under the Amended Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding award and the cash consideration (if any) payable per share; (v) the number and/or class of securities subject to repurchase rights under the Amended Plan and the repurchase price payable per share; and (vi) such other terms and conditions as the plan administrator deems appropriate. Such adjustments will be made in such manner as the plan administrator deems appropriate.

Valuation

The fair market value per share of Common Stock on any relevant date under the Amended Plan is deemed to be equal to the closing selling price per share on that date as determined on Nasdaq. As of August 2, 2023, the fair market value of a share of Common Stock determined on such basis was $0.5080 per share.

Stockholder Rights and Transferability

No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any stockholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of Common Stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the Amended Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand-alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

A participant will have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Amended Plan, whether or not the participant’s interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of Common Stock subject to restricted stock units until that award vests and the shares of Common Stock are issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual shares, on outstanding restricted stock units, subject to such terms and conditions as the plan administrator may deem appropriate.

Notwithstanding the foregoing, any dividends or dividend equivalents payable in connection with an award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests.

Withholding Taxes

A participant shall be required to pay to the Company, and the Company shall have the right to withhold, from any cash, shares or other securities or property issuable under any award or from any other compensation, any required withholding or any other applicable taxes or other amounts due in respect of an award. The plan administrator may provide one or more holders of awards under the Amended Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise, or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Deferral Programs

The plan administrator may structure one or more awards (other than options and stock appreciation rights) so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

The plan administrator may also implement a non-employee director retainer fee deferral program that allows the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into restricted stock units that defer the issuance of the shares of Common Stock that vest under those units until a permissible date or event under Internal Revenue Code Section 409A.

To the extent we maintain one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the plan administrator may authorize the share reserve under the Amended Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements.

Clawback / Forfeiture

All awards shall be subject to any clawback, recoupment or other similar policy adopted by the Board, and any cash, shares of Common Stock or other property or amounts due, paid, or issued to a participant shall be subject to the terms of such policy.

Amendment and Termination

Our Board may amend or modify the Amended Plan at any time subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares are at the time primarily traded. Unless sooner terminated by our Board, the Amended Plan will terminate on the earliest of (i) the date immediately preceding the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Amended Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.

Summary of U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income taxation treatment applicable to us and the participants who receive awards under the Amended Plan.

Option Grants

Options granted under the Amended Plan may be either incentive options, which satisfy the requirements of Section 422 of the Code, or non-statutory options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition (subject to the limitations described below). We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Stock Awards

The recipient of unvested shares of Common Stock issued under the Amended Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares of Common Stock are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units

No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights

No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities, or other property, is paid to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder (subject to the limitations described below). That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Other Awards

In general, no taxable income is recognized upon receipt of other awards. The holder will recognize ordinary income in the year in which the awards are settled, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time of settlement (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Section 162(m) of the Code

Subject to certain limitations and terms, Section 162(m) of the Code and its implementing regulations provide that we may not deduct compensation of more than $1,000,000 paid in any year to our CEO and certain other executive officers. While we intend to structure executive compensation to minimize any limitation imposed by Section 162(m) of the Code, we will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible to the extent that doing so is consistent with the best interests of our company and stockholders.

New Plan Benefits under the Amended Plan

No awards have been granted under the Amended Plan. Any awards following approval of this proposal to other participants shall be at the discretion of the plan administrator. Accordingly, the benefits or amounts that may be received by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all non-employee directors as a group, (iv) all of our present executive officers as a group, and (v) all of our employees, including all other current officers, as a group under the Amended Plan are not determinable at this time.

Plan Benefits under the Plan

The following table shows, for each of the named executive officers and the various groups indicated below, the total number of shares of our Common Stock subject to stock awards that have been granted (even if not currently outstanding) under the Plan since it became effective through June 30, 2023:

Name and Position	Shares subject to Stock Awards under the Plan
Eric Schlorff, Chief Executive Officer and Director	382,720
Caryl Baron, Interim Chief Financial Officer	94,293
Kevin Chung, Chief Medical Officer	110,805
All current executive officers as a group	587,818
All current directors who are not executive officers as a group	218,382
All current employees, including current officers who are not executive officers, as a group	806,200

Required Vote of Stockholders

This proposal requires that the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the Amended Plan to increase the number of authorized shares under the Plan to 1,850,000 shares.

EXECUTIVE COMPENSATION

Overview

This section discusses the material components of the executive compensation program for SeaStar Medical’s executive officers who are named below. As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two other most highly compensated executive officers.

In 2022, SeaStar Medical’s chief executive officer and its two other executive officers, referred to collectively as SeaStar Medical’s “named executive officers,” were as follows:

•
Eric Schlorff, Chief Executive Officer
•
Caryl Baron, Interim Chief Financial Officer

•
Kevin Chung, MD, Chief Medical Officer

2022 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, SeaStar Medical seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Please see the “Salary” column in the “Summary Compensation Table for Fiscal Years 2021 and 2022” below for the base salary amounts received by the named executive officers in fiscal 2021 and 2022.

Long-Term Equity Incentive Awards

To further focus SeaStar Medical’s named executive officers on its long-term performance, SeaStar Medical historically has granted equity compensation in the form of stock options for SeaStar Medical capital stock that are subject to time-based and performance vesting requirements and restricted stock units that are subject to time-based vesting requirements. Restricted stock units were granted to Mr. Schlorff and Ms. Baron in 2022. For more information, see “Summary Compensation Table for Fiscal Years 2021 and 2022,” “Outstanding Equity Awards at December 31, 2022,” and “Employee Benefit and Equity Compensation Plans” below.

Incentive Compensation

SeaStar Medical periodically uses bonuses to incentivize and retain its employees, including its named executive officers. Please see the “Bonus” column in the “Summary Compensation Table for Fiscal Years 2021 and 2022” below for the bonus amounts received by the named executive officers in fiscal 2022.

SeaStar Medical periodically enters into agreements to grant short- and long-term cash incentive awards to its employees including its named executive officers to encourage achievement of certain performance goals. This includes incentive awards based on the achievement of certain business development, financing milestone, and exit event goals. In addition, SeaStar Medical periodically awards its named executive officers annual bonuses from a discretionary bonus pool. However, no such incentive awards were earned by SeaStar Medical’s named executive officers during fiscal 2022.

Summary Compensation Table for Fiscal Years 2021 and 2022

The following table sets forth information for the years ended December 31, 2021 and 2022, regarding compensation awarded to or earned by SeaStar Medical’s named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards ($) (2)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4)	Total ($)
Eric Schlorff Chief Executive Officer	2021	$300,000	$22,500	$—	$—	$—	$322,500
	2022	$420,000	$—	$1,655,260	$—	$270,000	$2,345,260
Caryl Baron Interim Chief Financial Officer	2021	$150,000	$56,000	$—	$6,531	$—	$212,531
	2022	$210,000	$—	$351,110	$—	$15,000	$576,110
Kevin Chung, MD (5) Chief Medical Officer	2021	$—	$—	$—	$—	$—	$—
	2022	$350,000	$25,000	$—	$—	$—	$375,000

(1) Amounts reflect annual bonuses for 2021, which were paid in September 2021, as well as a one-time $50,000 cash retention bonus to Ms. Baron and a one-time $25,000 signing bonus to Dr. Chung.

(2) Amounts reflect the grant date fair value of restricted stock units granted to SeaStar Medical’s named executive officers calculated in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 2 to SeaStar Medical’s audited financial statements appearing in the 2022 Annual Report. Mr. Schlorff and Ms. Baron received awards of 198,526 and 42,111 restricted stock units, respectively, during fiscal year 2022, after applying the exchange ratio of 1.20318 in connection with the Business Combination. The restricted stock units vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twenty-four (24) successive equal monthly installments upon completion of each additional month of service over the twenty-four (24) month period measured from April 21, 2022, subject to the terms of the award agreement.

(3) Amounts reflect the grant date fair value of options granted to SeaStar Medical’s named executive officers calculated in accordance with FASB ASC Topic 718. SeaStar Medical’s named executive officers will only have a benefit to the extent the fair market value of its Common Stock is greater than the exercise price of such stock options. For information regarding assumptions underlying the valuation of equity awards, see Notes 2 and 12 to SeaStar Medical’s audited financial statements appearing in the 2022 Annual Report. Ms. Baron received a stock option to purchase 16,361 shares of Common Stock under the 2019 Stock Incentive Plan during fiscal year 2021. The option is exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests. The option vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from January 1, 2021, and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from January 1, 2022, and expires January 1, 2031, subject to the terms of the award agreement.

(4) Amounts reflect the exit event bonus that was earned in connection with the Business Combination under the terms of the transaction bonus agreements. See “Cash Incentive Compensation”.

(5) Dr. Chung commenced his employment with SeaStar Medical on July 1, 2022.

Narrative to Summary Compensation Table

Employment Agreements

The terms of the employment arrangements with each named executive officer are as follows:

Eric Schlorff

Mr. Schlorff’s employment agreement, which was amended and restated immediately prior to the closing of the Business Combination, governs the terms and conditions of his employment as the Chief Executive Officer of the Company. Mr. Schlorff’s employment agreement entitles him to an annual base salary of $420,000 and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Mr. Schlorff will be eligible to receive an annual discretionary bonus of up to a maximum amount of 53% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Mr. Schlorff individually. Mr. Schlorff also will be eligible to participate in the benefit plans that are generally available to all Company employees.

Under the amended employment agreement, if Mr. Schlorff is terminated by the Company without cause, he is entitled to receive continued base salary and health benefits continuation for up to twelve (12) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Mr. Schlorff executing a general release. For purposes of Mr. Schlorff’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies and procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s gross negligence or misconduct adversely affecting our business or affairs in a material manner.

Under his amended employment agreement, Mr. Schlorff will be granted an option following the Closing Date to purchase a number of shares of the Common Stock that, together with his existing equity (including restricted stock units covering shares of Common Stock and options to purchase shares of Common Stock) in the Company, would equal 1.5% of the outstanding capital stock of the Company, determined on a fully-diluted basis, on the Closing Date, at an exercise price equal to the fair market value of the Company’s stock on the date of grant. Such options will vest with respect to twenty-five percent (25%) of the option shares after twelve (12) months of service from the Closing Date and for the remaining option shares, on a pro rata basis over the following thirty-six (36) months of service. The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding stock options will vest. All vested and outstanding stock options will remain exercisable for up to twelve months following a termination of Mr. Schlorff’s employment, other than for cause.

Caryl Baron

Ms. Baron’s employment agreement, which was amended and restated immediately prior to the closing of the Business Combination, governs the terms and conditions of her employment as the Interim Chief Financial Officer of the Company. Ms. Baron’s amended employment agreement entitles her to an annual base salary of $210,000 and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Ms. Baron will be eligible to receive an annual discretionary bonus of up to a maximum amount of 25% of her base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Ms. Baron individually. Ms. Baron also will be eligible to participate in the benefit plans that are generally available to all Company employees.

Under the amended employment agreement, if Ms. Baron is terminated by the Company without cause, she is entitled to receive continued base salary and health benefits continuation for up to nine (9) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Ms. Baron executing a general release. For purposes of Ms. Baron’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies or procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s gross negligence or misconduct adversely affecting our business or affairs in a material manner.

Under her amended employment agreement, Ms. Baron will be granted an option following the Closing Date to purchase shares of the Common Stock that, together with her existing equity (including restricted stock units covering shares of Common Stock and options to purchase shares of Common Stock) in the Company, would equal 0.25% of the outstanding capital stock of the Company, determined on a fully-diluted basis, on the Closing Date, at an exercise price equal to the fair market value of the Company’s stock on the date of grant. Such option vest with respect to twenty-five percent (25%) of the option shares after twelve (12) months of service from the Closing Date and for the remaining options shares, on a pro rata basis over the following thirty-six (36) months of service. The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding stock options will vest. All vested and outstanding stock options will remain exercisable for up to twelve months following a termination of Ms. Baron’s employment, other than for cause.

Kevin Chung, MD

On May 18, 2022, SeaStar Medical entered into an employment agreement with Dr. Chung to serve as its Chief Medical Officer, commencing on July 1, 2022. Dr. Chung is entitled to receive an annual base salary of $350,000 and received a signing bonus of $25,000, payable on July 31, 2022. In addition, Dr. Chung will be eligible to receive an annual discretionary bonus of up to a maximum amount of 40% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Dr. Chung individually. Dr. Chung received no compensation from SeaStar Medical in 2021. Dr. Chung’s current employment agreement continued under the same terms following the Closing Date.

Cash Incentive Compensation

SeaStar Medical awards both short-term and long-term cash incentive compensation to its named executive officers. In December 2021, SeaStar Medical entered into transaction bonus agreements with its named executive officers and certain of its directors, which provide for two long-term incentive bonuses: a business development bonus and an exit bonus.

The business development bonus is designed to drive SeaStar Medical’s performance through certain business development activities with third parties, such as licensing, collaboration, partnership, or strategic arrangements resulting in cash payments to SeaStar Medical. The business development bonus payable under the transaction bonus agreements is based on the amount of cash received by SeaStar Medical, with a threshold amount of $112,500 and $6,250 payable to Mr. Schlorff and Ms. Baron, respectively, if cash payments exceed a specified threshold, prior to December 31, 2022. If the amount of business development proceeds falls below a threshold set forth in the agreements, then twenty-five percent (25%) of the business development bonus will become payable on each of the six (6) month anniversaries of SeaStar Medical receiving a specified minimum amount of proceeds, provided that such payment will immediately accelerate in full if the amount of such proceeds exceeds a specified multiple of the minimum amount or SeaStar Medical experiences an exit event.

The exit event bonus is designed to drive SeaStar Medical’s performance through certain merger transactions resulting in an acquisition of SeaStar Medical, its post-merger securities being publicly-traded, or an initial public offering (an “exit event”). The calculation of the bonus varies based on the exit event. The bonus is based on a percentage of the gross cash proceeds exceeding a specified threshold for an acquisition by way of merger, consolidation, reorganization, or other transaction (or series of transactions) resulting in SeaStar Medical stockholders owning less than 50% of the voting interests in the surviving entity, a sale, lease, exclusive license, or other disposition of substantially all of SeaStar Medical’s assets, or any person or group becoming the beneficial owner of more than 50% of SeaStar Medical’s outstanding voting securities having the right to vote for members of SeaStar Medical’s board of directors. A $270,000 and $15,000 bonus is payable to Mr. Schlorff and Ms. Baron, respectively, in connection with an initial public offering or other business combination of a minimum threshold value resulting in SeaStar Medical’s post-merger securities being publicly-traded. Should the named executive officer terminate employment with SeaStar Medical prior to the exit event, no exit event bonus will be payable. The exit event bonus is anticipated to be paid in connection with the Business Combination under the terms of the transaction bonus agreements, and in December 2022, the Board determined that the exit event bonuses would be payable in connection with the Business Combination.

Outstanding Equity Awards at December 31, 2022

The following table presents information regarding outstanding equity awards held by SeaStar Medical’s named executive officers as of December 31, 2022. All awards were granted under SeaStar Medical’s 2019 Stock Incentive Plan.

Option Awards (1)	Stock Awards (2)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Eric Schlorff	16,861	(3)	1,126	$10.00	3/1/2029	198,526	$1,655,260
Chief Executive Officer	59,488	(4)	24,496	$0.53	2/20/2030	—	$—
Caryl Baron	3,297	(5)	1,499	$10.00	7/20/2030	42,111	$351,110
Interim Chief Financial Officer	9,433	(6)	10,252	$0.55	1/1/2031	—	$—
Kevin Chung, MD	—		—	$—	—	—	$—
Chief Medical Officer	—		—	$—	—	—	$—

(1) This table provides information pertaining to all outstanding equity awards held by our named executive officers as of December 31, 2022. Outstanding equity awards reflect the application of an exchange ratio of 1.20318 on awards outstanding at the time of the Business Combination. Stock options granted prior to 2021 are exercisable upon completion of six (6) months of service following the date of grant, subject to a repurchase right in favor of the Company which lapses as the option vests. Stock options granted in 2021 are exercisable immediately, subject to a repurchase right in favor of the Company which lapses as the option vests. Accordingly, the columns and footnotes below reflect the extent to which stock options held by our named executive officers were vested (as opposed to exercisable) as of December 31, 2022.

(2) This table provides information pertaining to restricted stock units held by our named executive officers as of December 31, 2022. The restricted stock units were granted on April 4, 2022 and converted using an exchange ratio of 1.20318 in connection with the Business Combination, and vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twenty-four (24) successive equal monthly installments upon completion of each additional month of service over the twenty-four (24) month period measured from April 21, 2022, subject to the terms of the award agreement.

(3) The option was granted on February 8, 2019 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from March 1, 2019 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from March 1, 2019.

(4) The option was granted on August 13, 2020 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from February 20, 2020 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from February 20, 2020.

(5) The option was granted on March 30, 2020 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from March 30, 2020 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from March 30, 2020.

(6) The option was granted on January 1, 2021 and vests with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from January 1, 2021 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from January 1, 2021.

Employee Benefit and Equity Compensation Plans

The principal features of SeaStar Medical’s existing employee benefit and equity incentive plans are summarized below.

Equity Incentive Plans

2019 Stock Incentive Plan

The 2019 Stock Incentive Plan was adopted by SeaStar Medical’s board of directors and approved by its stockholders on November 27, 2019. The 2019 Stock Incentive Plan permits the grant of options, stock awards, and restricted stock unit awards. The maximum aggregate number of shares of SeaStar Medical Common Stock that may be issued under the 2019 Stock Incentive Plan is 900,000 shares, subject to adjustment as provided therein.

The 2019 Stock Incentive Plan was terminated upon the closing of the Business Combination and the Company will not grant any further awards under such plan. However, the outstanding awards under the 2019 Stock Incentive Plan will be assumed and continued in connection with the Business Combination. Our Board administers SeaStar Medical’s 2019 Stock Incentive Plan and has the authority, among other matters, to construe and interpret the terms of the 2019 Stock Incentive Plan and awards granted thereunder.

2022 Incentive Plan

In connection with the Business Combination, we adopted a new equity compensation plan that became effective upon the Closing and replaced the existing 2019 Stock Incentive Plan. The following types of awards may be granted under the 2022 Incentive Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalent rights and other awards. Subject to the capitalization adjustments and the add back provisions related to outstanding awards, an aggregate of up to 1,270,000 shares shall initially be reserved for issuance under the 2022 Incentive Plan.

The Compensation Committee has the exclusive authority to administer the 2022 Incentive Plan with respect to awards made to our executive officers and non-employee directors and has the authority to make awards under the 2022 Incentive Plan to all other eligible individuals. However, our Board may at any time appoint a secondary committee of one (1) or more members of the Board to have separate but concurrent authority with the Compensation Committee to make awards under the 2022 Incentive Plan to individuals other than executive officers and non-employee directors. The Board or the Compensation Committee may also delegate authority to administer the 2022 Incentive Plan with respect to such individuals to one or more of our officers.

Change in Control. In the event we should experience a change in control, the following provisions are in effect for all outstanding awards under the 2022 Incentive Plan, unless provided otherwise in an award agreement entered into with the participant:

•
Each outstanding award may be assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.
•
To the extent an award is not so assumed, substituted, replaced, or continued, the award will automatically accelerate in full (with vesting of performance-based awards to be determined with reference to actual performance attained as of the change in control or based on target level), unless the acceleration of such award is precluded by other limitations imposed in the applicable award agreement.
•
The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.
•
Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2022 Incentive Plan in the event (a) a merger or asset sale or (b) there occurs any transaction pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing 50% or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the Board effected through one or more contested elections for board membership.

Employee Stock Purchase Plan (ESPP)

In connection with the Business Combination, we adopted the LMF Acquisition Opportunities, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”) that became effective upon the Closing. The ESPP is broad-based and allows us to provide an incentive to attract, retain and reward our eligible employees and those of any participating subsidiary companies (whether now existing or subsequently established) with the opportunity to periodically purchase shares of our Common Stock at a discount through their accumulated periodic payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”). Favorable tax treatment is available for United States tax residents participating in a Section 423 plan. The ESPP also authorizes the grant of rights to purchase shares that do not qualify under Section 423 pursuant to rules, procedures or sub-plans adopted by the plan administrator to achieve tax, securities law, or other compliance objectives in particular locations outside of the United States. Up to 380,000 shares of Common Stock will be available for issuance under the ESPP (subject to adjustments).

Subject to the terms of the ESPP, a committee of two or more Board members appointed by the Board, in its role as plan administrator, has the authority to interpret and construe any provision of the ESPP, establish rules and regulations relating to administering the ESPP, and make all other determinations necessary or advisable for the administration of the ESPP. To the extent applicable law permits, the plan administrator may, to the extent it deems appropriate, delegate, administrative duties.

Change in Control. In the event of a change in control (as defined in the ESPP), the plan administrator may take such action as deemed appropriate including (i) having the successor entity (or its parent or subsidiary corporation) assume our obligations under the ESPP and the outstanding purchase rights, (ii) accelerating the next purchase date in the then current offering period to a date immediately before the closing date of the change in control, and applying the accumulated payroll deductions to the purchase of shares of our Common Stock at the purchase price in effect for that offering period or (iii) terminating all outstanding purchase rights and refunding all accumulated payroll deductions.

Health and Welfare Plans

All of the Company’s full-time employees, including its named executive officers, are eligible to participate in its health and welfare plans, including medical, dental, vision, voluntary life insurance, voluntary short-term and long-term disability insurance, and employee assistance program benefits made available to its employees.

Non-Employee Director Compensation

For 2022, members of SeaStar Medical’s board of directors earned cash director fees for services rendered as such. For more information, see “Fees Earned or Paid in Cash” below.

In addition, from time to time, certain members of SeaStar Medical’s board of directors who are not employees of SeaStar Medical received stock options to purchase shares of Common Stock and restricted stock units, each under the 2019 Stock Incentive Plan. The table below shows the aggregate grant date fair market value of restricted stock units and stock options granted for the year ended December 31, 2022, to each non-employee director.

In addition, certain members of SeaStar Medical’s board of directors who are not employees of SeaStar Medical have entered into consulting agreements to provide SeaStar Medical certain non-director services. The table below shows the consulting fees earned from or paid or payable by SeaStar Medical for the year ended December 31, 2022, to each non-employee director.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)		All Other Compensation ($)		Total ($)
Richard Barnett	$17,667	$70,220	(3)	$—		$87,887
Ray Chow	$—	$70,220	(4)	$400,000	(5)	$470,220
Allan Collins, MD	$9,000	$70,220	(3)	$—		$79,220
David Humes	$—	$70,220	(6)	$135,713		$205,933
Andres Lobo	$7,667	$—		$—		$7,667
Ken Van Heel	$10,333	$70,220	(3)	$—		$80,553
Bruce Rodgers	$8,667	$—		$—		$8,667
Richard Russell	$7,667	$—		$—		$7,667

(1) Amounts reflect the director fees earned for attendance at the November 2022 Board meeting.

(2) Amounts reflect the grant date fair value of restricted stock units held by our non-employee directors calculated in accordance with FASB ASC Topic 718. For information regarding assumptions underlying the valuation of equity awards, see Note 2 to our audited financial statements in the 2022 Annual Report.

(3) The restricted stock units were granted on April 4, 2022 and vest with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twelve (12) successive equal monthly installments upon completion of each additional month of service over the twelve (12) month period measured from April 21, 2022, subject to the terms of the award agreement.

(4) The restricted stock units were granted on April 4, 2022 and vest with respect to one hundred percent (100%) of the units upon completion of one (1) year of service measured from April 21, 2022, subject to the terms of the award agreement. As a result of Mr. Chow’s death on November 24, 2022, all units under the award forfeited.

(5) Represents cash compensation of $250,000 paid to Mr. Chow during fiscal 2022 for consulting services and $150,000 transaction bonus in connection with the Business Combination. See “SeaStar Medical Related Party Transactions.”

(6) The restricted stock units were granted on April 4, 2022 and vest with respect to one hundred percent (100%) of the units upon completion of one (1) year of service measured from April 21, 2022, subject to the terms of the award agreement.

(7) Represent payments to Mr. Humes and Innovative BioTherapies, Inc., an entity controlled and wholly owned by Dr. Humes, pursuant to a consulting agreement and research service agreement, respectively, during fiscal year 2022. See “SeaStar Medical Related Party Transactions.”

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2022 about shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	244,792	$1.84	726,819
Equity compensation plans not approved by security holders	—	—	—
Total	244,792	$1.84	726,819

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Special Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Where You Can Find Additional Information

We make available free of charge through our website, seastarmedical.com, our annual reports on Form 10-K and other reports that we file with the SEC as well as certain of our corporate governance policies, including the charters for the audit, compensation and nominating and corporate governance committees of the Board and our code of business conduct and ethics and related party transaction approval policy. We will also provide to any person without charge, upon request, a copy of any of the foregoing materials. Any such request must be made in writing to us at: SeaStar Medical Holding Corporation, 3513 Brighton Blvd Suite 410, Denver, CO 80216. The SEC’s website, www.sec.gov, contains reports, proxy statements, and other information that we file electronically with the SEC. The content on any website referred to in this proxy statement is not incorporated by reference in this proxy statement unless expressly noted.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

____________________________

Eric Schlorff

Chief Executive Officer

Denver, CO

August __, 2023

Appendix A

Certificate of Amendment

of

Third Amended and Restated Certificate of Incorporation

of

SeaStar Medical Holding Corporation

SeaStar Medical Holding Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.
The name of the Corporation is SeaStar Medical Holding Corporation.
2.
The Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding at the end of Article IV the following new paragraph:

“Effective immediately upon the filing of this Certificate of Amendment with the Secretary of the State of Delaware (the “Effective Time”), each ( ) shares of the Corporation’s Common Stock, par value $0.0001 per share (“Common Stock”), then issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. Stockholders of record who otherwise would be entitled to receive fractional shares in connection with such combination will instead be entitled to receive, in lieu of such fractional shares, one whole share of Common Stock.”

3.
The foregoing amendment has been duly adopted by the board of directors of the Corporation and the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon at the special meeting of stockholders of the Corporation held on _____, 2023 pursuant to Sections 141 and 242 of the DGCL.
4.
This Certificate of Amendment shall be effective on ______, 2023 at Eastern Time.

IN WITNESS WHEREOF, SeaStar Medical Holding Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this day of ________, 2023.

Eric Schlorff

Chief Executive Officer

Appendix Bappendix b

Certificate of Amendment

of

Third Amended and Restated Certificate of Incorporation

of

SeaStar Medical Holding Corporation

SeaStar Medical Holding Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

5.
The name of the Corporation is SeaStar Medical Holding Corporation.
6.
The Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by restating the of the first sentence of Article IV, Section 4.1 in its entirety as follows:

“Authorized Shares. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 210,000,000 shares, consisting of: (a) 500,000,000 shares of common stock (the “Common Stock”) and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).”

7.
The foregoing amendment has been duly adopted by the board of directors of the Corporation and the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereon at the special meeting of stockholders of the Corporation held on _____, 2023 pursuant to Sections 141 and 242 of the DGCL.
8.
This Certificate of Amendment shall be effective on ______, 2023 at Eastern Time.

IN WITNESS WHEREOF, SeaStar Medical Holding Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this day of ________, 2023.

Eric Schlorff

Chief Executive Officer

B-1

Appendix C

SEASTAR MEDICAL HOLDING CORPORATION

2022 OMNIBUS INCENTIVE PLAN

I PURPOSE OF THE PLAN

The Plan is intended to promote the interests of the Company by providing eligible persons in the Company’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company, or receive monetary payments based on the value of the Company’s common stock, in each case as an incentive for them to continue in such service and to align their interests with the interests of the Company’s stockholders.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock units, (v) dividend equivalent rights and (vi) other awards.

III ADMINISTRATION OF THE PLAN

A. Administration. The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

B. Delegation of Authority. To the extent permitted by law, the Board or the Compensation Committee may delegate any or all of its authority to administer the Plan with respect to one or more classes of eligible persons (other than Section 16 Insiders) to one or more officers of the Company.

C. Power and Authority of the Plan Administrator. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full authority to determine (i) which eligible persons are to receive Awards under the Plan, (ii) the type, size, terms and conditions of the Awards to be made to each Participant, (iii) the time or times when those Awards are to be made, (iv) the number of shares or amount of payment to be covered by each such Award, (v) the time or times when the Award is to become exercisable, (vi) the status of an option for U.S. federal tax purposes, (vii) the maximum term for which an Award is to remain outstanding, (viii) the vesting and issuance schedules applicable to the shares that are the subject of the Award, (ix) the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled, and (x) with respect to performance-based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

D. Plan Construction and Interpretation. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any Award thereunder.

E. Indemnification. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee, nor any other person to whom authority is delegated hereunder, shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(i) Employees;

(ii) Non-Employee Directors and non-employee members of the board of any Parent or Subsidiary; and

(iii) consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

V SHARES SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 1,850,000 shares, subject to adjustment as set forth below.

B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2023, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year (or such lower number approved by the Board).

C. Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire, are forfeited, or cancelled or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or are settled in cash. If shares of Common Stock otherwise issuable under this Plan are surrendered in payment of the exercise price of an option, then the number of shares of Common Stock available for issuance under this Plan shall be reduced only by the net number of shares issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any stock appreciation right under this Plan, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the net number of shares as to which such right is exercised, and not by the gross number of shares issued by the Company upon such exercise. If shares of Common Stock otherwise issuable under this Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under this Plan shall be reduced by the net number of shares issued, vested or exercised under such Award, calculated in each instance after payment of such share withholding. Upon the exercise of an option through the net exercise procedure under Section VI.B(ii)(c) or upon the exercise of a stock appreciation right, then for purposes of calculating the number of shares of Common Stock remaining available for exercise under such option or stock appreciation right, the number of such shares shall be reduced by the net number of shares for which the option or stock appreciation right is exercised, and without regard to any cash settlement of a stock appreciation right. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Company, at a price per share not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be available for subsequent issuance under the Plan. Shares of Common Stock that have been repurchased by the Company on the open market using stock option exercise proceeds shall not be available for subsequent issuance under the Plan.

D. Limitation on Awards.

(i) Subject to adjustment pursuant to Section V.D, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under the Plan shall be 1,850,000 shares increased, on the first trading day of January each year beginning with the calendar year 2023, by the number of shares by which the share reserve is to automatically increase pursuant to Section V.B on such date up to a maximum increase of six hundred thousand (600,000) shares per year.

(ii) The maximum aggregate value of Awards granted to any Non-Employee Director under the Plan in any calendar year, taken together with any cash retainer paid to such Non-Employee Director in respect of such calendar year, shall not exceed five hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any shares of Common Stock or Awards).

E. Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction, extraordinary distribution (whether in cash, securities or other property) or an extraordinary dividend or distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan in any calendar year, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award and the consideration (if any) payable per share, and (v) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share, and (vi) such other terms and conditions for outstanding Awards as the Plan Administrator deems appropriate. The adjustments shall be made in such manner as the Plan Administrator deems appropriate to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding, and conclusive. In the event of a Change in Control, the adjustments (if any) shall be made in accordance with the applicable provisions of the Plan governing Change in Control transactions. The adjustments shall be made in such manner as the Plan Administrator deems appropriate and such adjustments shall be final, binding, and conclusive. Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

F. Substitute Awards. Awards may, in the sole discretion of the Plan Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the share limit (nor shall Substitute Awards be added to the share limit as provided above), provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Options within the meaning of Code Section 422 shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce (or be added back to) the number of shares of Common Stock available for issuance under the Plan.

VI OPTIONS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Non-Statutory Options evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below. Each Award Agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section VI.F below.

B. Exercise Price.

(i) The exercise price per share shall be fixed by the Plan Administrator, provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date, except as determined otherwise by the Plan Administrator with respect to a Substitute Award.

(ii) The exercise price shall be payable in one or more of the following forms as determined by the Plan Administrator:

(a) cash or check made payable to the Company;

(b) shares of Common Stock (whether delivered in the form of actual share certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

(c) shares of Common Stock otherwise issuable under the option but withheld by the Company in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date; or

(d) to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (x) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (y) the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

(iii) The Plan Administrator shall have the discretion (exercisable at any time) to permit the exercise price of an outstanding option to be paid in one or more of the forms specified in Section VI.B(ii).

C. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreement evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

D. Effect of Termination of Service.

(i) The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(a) Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(b) Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

(c) Should the Participant’s Service be terminated for Cause or should the Participant otherwise engage in Cause while holding one or more outstanding options, then all such options shall terminate immediately and cease to be outstanding.

(d) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Participant’s cessation of Service except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(ii) The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(b) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(c) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

E. Early Exercise. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding unvested shares received upon such early exercise of an option, the Company shall have the right to repurchase any or all such unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Incentive Options. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section VI.F, all the provisions of the Plan shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section VI.F.

(i) Eligibility. Incentive Options may only be granted to Employees.

(ii) Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year based on the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

(iii) 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

VII STOCK APPRECIATION RIGHTS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B. Types. Two types of stock appreciation rights shall be authorized for issuance under this Section VII: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C. Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i) One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Company in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such vested shares.

(ii) Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (a) shares of Common Stock valued at Fair Market Value on the option surrender date, (b) cash or (y) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

D. Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i) One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii) Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (a) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (b) the aggregate base price in effect for those shares.

(iii) The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

(iv) The distribution with respect to an exercised Stand-alone Right may be made in (a) shares of Common Stock valued at Fair Market Value on the exercise date, (b) cash or (c) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

(v) The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E. Post-Service Exercise. The provisions governing the exercise of Tandem Rights and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section VI.D for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section VI.D(ii) shall also extend to any outstanding Tandem Rights and Stand-alone Rights.

VIII STOCK AWARDS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances. Each stock award shall be evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B. Consideration. Shares of Common Stock may be issued under a stock award for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Company;

(ii) past services rendered to the Company (or any Parent or Subsidiary); or

(iii) any other valid consideration under applicable law.

C. Vesting Provisions.

(i) Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives.

(ii) The Plan Administrator shall also have the discretionary authority to structure one or more stock awards so that the shares of Common Stock subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(iii) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation.

(iv) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.

(v) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (b) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Company for any unvested securities subject to its existing repurchase rights under the Plan, provided the aggregate repurchase price shall in each instance remain the same.

IX RESTRICTED STOCK UNITS

A. Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B. Terms. Each restricted stock unit award shall entitle the Participant to receive the shares underlying that Award (or an amount based on the value of the shares) upon vesting or upon the expiration of a designated period following the vesting of the Award. Payment of shares underlying a restricted stock unit award may be deferred for a period specified by the Plan Administrator at the time the restricted stock unit award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A. Restricted stock units subject to performance vesting may also be structured so that the underlying shares are convertible into shares of Common Stock (or a payment based on the value of the shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

C. Vesting Provisions.

(i) Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

(ii) The Plan Administrator shall also have the discretionary authority to structure one or more restricted stock unit awards so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

(iii) Outstanding restricted stock units shall automatically terminate without any payment if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

D. Payment. Restricted stock units that vest may be settled in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.

X DIVIDEND EQUIVALENT RIGHTS

A. Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant dividend equivalent rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B. Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan, except dividend equivalent rights shall not be granted in connection with an option or stock appreciation right. The term of each dividend equivalent right award shall be established by the Plan Administrator at the time of grant, but no such award shall have a term in excess of ten (10) years.

C. Entitlement. Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities, or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the dividend equivalent right remains outstanding. A special account on the books of the Company shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding Common Stock during the term of that dividend equivalent right remains outstanding.

D. Timing of payment. Payment of the amounts credited to such book account shall not be made to the Participant prior to the vesting of that Award (or the portion thereof to which the dividend equivalent right award relates), and no dividend equivalents shall vest or become payable until the underlying Award vests and becomes payable. Accordingly, dividend equivalent rights shall be subject to cancellation and forfeiture to the same extent as the underlying Award. Payment may be deferred for a period specified by the Plan Administrator at the time the dividend equivalent right award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A.

E. Form of payment. Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement. If payment is to be made in the form of shares of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as determined by the Plan Administrator in its sole discretion.

XI OTHER AWARDS

The Plan Administrator may grant other Awards denominated in shares of Common Stock (including performance shares or performance units) and other Awards providing for cash payments based in whole or in part on the value or future value of the Common Stock, alone or in tandem with other Awards, in such amounts as the Plan Administrator shall from time to time in its sole discretion determine. Other awards shall also include cash payments under the Plan that may be based on one or more criteria determined by the Plan Administrator that are unrelated to the value of Common Stock and that may be granted in tandem with, or independent of, other Awards under the Plan. Each other award granted under the Plan shall be evidenced by an Award Agreement in the form approved by the Plan Administrator. Each other award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

XII EFFECT OF CHANGE IN CONTROL

A. In the event of a Change in Control, each outstanding Award, as determined by the Plan Administrator in its sole discretion, may be (i) assumed by the successor corporation (or parent thereof), (ii) canceled and substituted with an Award granted by the successor corporation (or parent thereof), (iii) otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, or (iv) replaced with a cash retention program of the Company or any successor corporation (or parent thereof) that preserves the spread existing on the unvested Award shares subject to the Award at the time of the Change in Control (the excess of the Fair Market Value of those shares over the aggregate purchase price payable for such shares) and, subject to Section XII.C below, provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those unvested Award shares.

B. To the extent an outstanding Award is not assumed, substituted, continued, or replaced in accordance with Section XII.A, such Award shall automatically vest in full immediately prior to the effective date of the Change in Control, unless the acceleration of such Award is subject to other limitations imposed by the Plan Administrator at the time of the grant of the Award. The Plan Administrator in its sole discretion shall have the authority to provide that to the extent any such Award, as so accelerated, remains unexercised and outstanding on the effective date of the Change in Control, such Award shall terminate and cease to be outstanding. The holder of such Award shall become entitled to receive, upon consummation of the Change in Control and subject to Section XII.C, a lump sum cash payment in an amount equal to the product of (i) number of shares of Common Stock subject to such Award and (ii) the excess of (a) the Fair Market Value per share of Common Stock on the date of the Change in Control over (b) the per share exercise price, base price or purchase price in effect for such Award. However, any such Award shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control is less than the per share exercise price, base price, or purchase price in effect for such Award. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, and such Award is not to be so assumed, substituted, continued, or replaced, that Award shall vest based on actual performance attainment as of the date of the Change in Control or based on target level, immediately prior to the effective date of the actual Change in Control transaction, and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Award Agreement.

C. The Plan Administrator shall have the authority to provide that any escrow, holdback, earn-out or similar provisions in the definitive agreement effecting the Change in Control shall apply to any cash payment made pursuant to Section XII.A or Section XII.B to the same extent and in the same manner as such provisions apply to a holder of a shares of Common Stock.

D. Immediately following the consummation of the Change in Control, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

E. In the event of any Change in Control, the Plan Administrator in its sole discretion may determine that all outstanding repurchase or cancellation rights (i) are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) are to be terminated and the shares of Common Stock subject to those terminated rights are to immediately vest in full, unless such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the right is issued.

F. Each Award that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares been outstanding at that time. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals and such Award is to be so assumed or continued, the performance-vesting conditions shall terminate, and the assumption or continuation of the Award shall be effected in accordance with this Section XII.F with the number of shares of Common Stock subject to the Award determined based on actual performance attainment as of the date of the Change in Control or based on target level, as determined by the Plan Administrator, and the service vesting and issuance provisions of the Award shall continue in effect with respect to the Award. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year and (v) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Company’s outstanding shares of Common Stock receive cash consideration for their shares of Common

Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per shares of Common Stock in such Change in Control transaction.

G. The Plan Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to structure such Award so that the shares subject to such Award will automatically vest on an accelerated basis should the Participant’s Service terminate by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control in which the Award is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate.

H. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

XIII REPRICING PROGRAMS

The Plan Administrator shall not have the discretionary authority, except pursuant to Section V.D, to (i) implement cancellation/regrant programs pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash or in equity securities of the Company (except in the case of a Change in Control) or (iii) reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Plan, in any case without stockholder approval.

XIV MISCELLANEOUS

A. Deferred Compensation; Code Section 409A

(i) The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

(ii) The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Plan that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

(iii) To the extent the Company maintains one or more separate non-qualified deferred compensation arrangements that allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each shares of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

(iv) If an Award is subject to Code Section 409A, (a) distributions shall only be made in a manner and upon an event permitted under Code Section 409A, (b) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Code Section 409A, (c) payments to be made upon a Change in Control shall only be made upon a “change of control event” under Code Section 409A, (d) unless the Award specifies otherwise, each payment shall be treated as a separate payment for purposes of Code Section 409A, and (e) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A. Any Award granted under the Plan that is subject to Code Section 409A and that is to be distributed to a specified employee (as defined under Code Section 409A) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Participant’s separation from service, if required by Code Section 409A. If a distribution is delayed pursuant to Code Section 409A, the distribution shall be paid within thirty (30) days after the end of the six (6)-month period. If the Participant dies during such six (6)-month period, any postponed amounts shall be paid within sixty (60)

days of the Participant’s death. The Plan Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Code Section 409A.

B. Transferability of Awards. The transferability of Awards granted under the Plan shall be governed by the following provisions:

(i) Incentive Options. During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(ii) Other Awards. All other Awards shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more such Awards so that the Award may be assigned in whole or in part during the Participant’s lifetime to one or more Family Members of the Participant or to a trust established exclusively for the Participant and/or such Family Members, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion of an Award may only be exercised (if applicable) by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion of the Award shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii) Beneficiary Designation. Notwithstanding the foregoing, a Participant may, to the extent permitted by the Plan Administrator, designate one or more persons as the beneficiary or beneficiaries of some or all of the Participant’s outstanding Awards, and those Awards shall, in accordance with such designation and to the extent valid under applicable law, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited period during which the Award may be exercised (if applicable) following the Participant’s death.

C. Stockholder Rights. A Participant shall not have any of the rights of a stockholder (including the right to vote or receive dividends) with respect to shares of Common Stock covered by an Award until the Participant becomes the holder of record of such shares. A Participant may be granted the right to receive dividend equivalents under Section X with respect to one or more outstanding Awards. However, any dividend or dividend equivalent payable in connection with an unvested Award shall not be paid until and unless the underlying Award vests and shall be subject to risk of forfeiture to the same extent as the underlying Award.

D. Tax Withholding; No Guarantee of Tax Treatment. The Company’s obligation to deliver shares of Common Stock, other securities or cash upon the exercise, issuance, vesting or settlement of an Award under the Plan shall be subject to the satisfaction of all applicable Withholding Tax requirements. The Company (or any Parent or Subsidiary employing or retaining the Participant) shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required Withholding Taxes in respect of an Award and to take such other action as may be necessary in the opinion of the Plan Administrator to satisfy all obligations for the payment of such Withholding Taxes. Without limiting the generality of the foregoing, the Plan Administrator may, in its sole discretion, permit a Participant to satisfy the foregoing Withholding Tax liability in whole or in part by (i) the delivery of shares of Common Stock previously acquired by such individual (other than in connection with the exercise, issuance, vesting or settlement triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the Withholding Taxes or (ii) having the Company withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value at the time of delivery equal to the Withholding Taxes, in each case at a withholding rate determined by the Plan Administrator but in no event to exceed the maximum statutory rate applicable to the Participant to the extent necessary to avoid adverse accounting treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other person with an interest in an Award that (x) any Award intended to be exempt from Code Section 409A shall be so exempt, (y) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (z) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

E. Share Escrow/Legends. Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

F. Effective Date and Term of the Plan.

(i) The Plan shall become effective on the date on which the Plan is approved by the stockholders (the “Plan Effective Date”).

(ii) The Plan shall terminate upon the earliest to occur of (a) the date immediately preceding the tenth anniversary of the Plan Effective Date, (b) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares, (c) the termination of all outstanding Awards in connection with a Change in Control, or (d) the termination of the Plan by the Board. Should the Plan terminate under subsection (a) or (b) above, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

G. Termination and Amendment of the Plan and Awards.

(i) The Board shall have complete and exclusive power and authority to terminate the Plan at any time. The Board shall also have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the shares of Common Stock are at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

(ii) Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted based on such excess shares shall terminate and cease to be outstanding.

(iii) The Plan Administrator shall have the power and authority to amend or modify any Award without the Participant’s consent to the extent the Plan Administrator determines such amendment or modification is (A) required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the shares of Common Stock are at the time primarily traded, (B) necessary to preserve favorable accounting or tax treatment of any Award, or (C) necessary to enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

H. Subplans. The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

I. Use of Proceeds. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

J. Regulatory Approvals.

(i) The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

(ii) No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, and all applicable listing requirements of any Stock Exchange on which the shares of Common Stock are then listed for trading.

K. No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

L. Recoupment. Participants shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid, or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalents and other awards.

B. Award Agreement shall mean the written agreement(s) between the Company and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

C. Board shall mean the Company’s Board of Directors.

D. Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Cause shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual’s termination of Service shall be deemed to be for Cause if such termination occurs, in the Company’s reasonable good faith belief by reason of the person’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, the person’s refusal or failure to comply in any material respect with any written policies or procedures of the Company, any Parent or Subsidiary, or the Board (including, without limitation, the Company’s anti-discrimination and harassment policies and the Company’s drug and alcohol policy), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other gross negligence or misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.

E. Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Change in Control shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing fifty percent (50%) or more of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b) a sale, transfer, or other disposition of all or substantially all of the Company’s assets;

(c) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders; or

(d) a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

F. Code shall mean the Internal Revenue Code of 1986, as amended.

G. Common Stock shall mean the Company’s common stock.

H. Compensation Committee shall mean the Compensation Committee of the Board.

I. Company shall mean SeaStar Medical Holding Corporation, a Delaware corporation, and any successor to all or substantially all of the assets or voting stock of SeaStar Medical Holding Corporation.

J. Employee shall mean an individual who is in the employ of the Company (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K. Exercise Date shall mean the date on which the Company shall have received written notice of the option exercise.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on a Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including over-the-counter markets and the Nasdaq Capital Market) determined by the Plan Administrator to be the primary market for the shares of Common Stock, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price for the shares of Common Stock on the date in question, then the Fair Market Value shall be the closing selling price of a share of Common Stock on the last preceding date for which such quotation exists.

M. Family Member shall mean, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.

N. Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Good Reason shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean (A) a material diminution by the Company of the Participant’s authority, duties or responsibilities; (B) a material change in the geographic location at which the Participant must perform (which, for purposes of the Plan, means relocation of the offices of the Company at which the Participant is principally employed to a location that increases the Participant’s commute to work by more than 50 miles); or (C) a material diminution in the Participant’s base salary. The Participant must provide written notice of termination for Good Reason to the Company within 60 days after the event constituting Good Reason. The Company shall have a period of 60 days in which it may correct the act or failure to act that constitutes the grounds for Good Reason as set forth in the Participant’s notice of termination. If the Company does not correct the act or failure to act, the Participant’s employment will terminate for Good Reason on the first business day following the Company’s 60-day cure period.

O. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

P. Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean the termination of the Service of any individual that occurs by reason of such individual’s involuntary dismissal or discharge by the Company (or any Parent or Subsidiary) for reasons other than for Cause, or such individual’s voluntary resignation for Good Reason.

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Employee Director shall mean a non-employee member of the Board.

S. Non-Statutory Option shall mean an option that is not an Incentive Option.

T. Parent shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. Participant shall mean any person who is granted an Award under the Plan.

V. Performance Goals shall mean any objective or subjective goals the Plan Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) cash flow, any derivative of operating cash flow, cash flow sufficient to achieve financial ratios or a specified cash balance, free cash flow, cash flow return on capital, net cash provided by operating activities, and cash flow per share; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price, net asset value, dividend, dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital or improvement in or attainment of working capital levels; (ix) return on assets or net assets or growth in assets; (x) invested capital, required rate of return on capital, return on invested capital, relative risk-adjusted investment performance and investment performance of capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) product research and development, implementation or completion of an identified special project, clinical trials, regulatory filings or approvals or other milestones, patent application or issuance, and manufacturing or process development; (xix) application approvals; (xx) litigation regulatory resolution, legal compliance, or safety and risk reduction goals; (xxi) any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); (xxii) balance of cash, cash equivalents and marketable securities; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons and management; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) market share, market penetration, and economic value added; (xxxi) inventory control; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management, key hires, and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix ) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) business expansion, mergers, acquisitions, divestitures, joint ventures; (xlii) capital or fund raising to support operations, government grants, license arrangements; (xliv) acquisition of new customers, including institutional accounts or customer retention and/or repeat order rate; (xlv) progress of partnered programs; (lvi) partner satisfaction; (lvii) milestones related to samples received and/or tests run; (lviii) expansion of sales in additional geographies or markets; (liv) patient samples processed and billed; (lv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); or (xliii) such other performance criteria as the Plan Administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the Plan.

W. Plan shall mean the Company’s 2022 Equity Omnibus Plan, as set forth in this document, as may be amended from time to time.

X. Plan Administrator shall mean the particular entity, whether the Compensation Committee (or subcommittee thereof), the Board, the Secondary Board Committee or any delegate of the Board or the Compensation Committee authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity or delegate is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

Y. Plan Effective Date shall have the meaning set forth in Section XIV.F.

Z. Predecessor Plan shall mean the SeaStar Medical, Inc. 2019 Stock Incentive Plan.

AA. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

BB. Section 16 Insider shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC. Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i) Service shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii) In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a Non-Employee Director or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (a) the Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary or (b) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity.

(iii) Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company, provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

DD. Stand-alone Rights shall have the meaning set forth in Section VII.B.

EE. Stock Exchange shall mean the American Stock Exchange, the NASDAQ Capital Market, NASDAQ Global or Global Select Market or the New York Stock Exchange.

FF. Subsidiary shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term Subsidiary shall also include any wholly-owned limited liability company in such chain of subsidiaries.

GG. Substitute Awards shall have the meaning set forth in Section V.E.

HH. Tandem Rights shall have the meaning set forth in Section VII.B.

II. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

JJ. Withholding Taxes shall mean the applicable federal, state, and local income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award or the issuance of shares of Common Stock thereunder.

SEASTAR MEDICAL

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/ICU**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-868-2739**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
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SeaStar Medical Holding Corporation

Special Meeting of Stockholders

For Stockholders of record as of August 2, 2023

DATE: Wednesday, September 6, 2023
TIME: 10:00 AM, Mountain Time
PLACE: Special Meeting to be held live via the Internet - please visit www.proxydocs.com/ICU for more details.

This proxy is being solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT! PLEASEVOTE BY:P.O. BOX 8016, CARY, NC 27512-9903SeaStar MedicalHolding CorporationSpecial Meeting of StockholdersFor Stockholders of record as of August2, 2023DATE: Wednesday, September 6, 2023TIME: 10:00 AM, Mountain TimePLACE: Special Meetingto be held live via the Internet- please visit www.proxydocs.com/ICU for more details.This proxy is beingsolicited on behalfof the Board of DirectorsThe undersigned hereby appoints Eric Schlorff and Caryl Baron (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SeaStar Medical Holding Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTEDIDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxiesare authorized to vote upon such other matters that may properlycome before the meeting or any adjournment or postponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSESIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxiescannot vote your shares unless you sign (on the reverse side) and return this card.PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

SeaStar Medical Holding CorporationSpecial Meeting of StockholdersPlease make your marks likethis:THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL YOUR VOTEFOR AGAINST ABSTAINTo approvean amendment to the ThirdAmended and RestatedCertificate of Incorporation of the Company (the "Charter") to effect a reverse stock split of the Company's common stock, par value $0.0001 per share (the "Common Stock") at a ratio to be determined by the Board of Directors within a range of 1-for-10 to 1-for-100, without reducing the authorized number of shares of the Common Stock, to be effected in the sole discretion of the Board of Directorsat any time withinone year of the date of the Special Meetingwithout further approvalor authorization of stockholders;To approvean amendment to the Charterto increase the authorized numberof shares of Common Stock from 100,000,000 shares to 500,000,000 shares;To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of Common Stockissuable by the Company pursuantto the conversion or exchangeof the Notes (as defined in the proxy statement); and,To approvean amendment to the Company's 2022 Omnibus EquityIncentive Plan (the "Plan") to increase the number of authorized shares under the Plan to 1,850,000 shares.
BOARDOF DIRECTORS RECOMMENDSFORFOR FORFOR

You must register to attendthe meeting online and/or participate at www.proxydocs.com/ICUAuthorized Signatures - Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should includetitle and authority. Corporations should providefull name of corporation and title of authorized officer signing the Proxy/Vote Form.

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